EXHIBIT  23.2  CONSENT  OF  PERRELLA  &  ASSOCIATES,  P.A.

                                    EXHIBIT

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation of our report dated March 14, 2003 relating to the financial statements of Hairmax International, Inc. (Formerly:
National Beauty Corp.) in the S-8 registration statement dated on August 4, 2003 and to the reference to our firm under Item 13. "Experts."



/s/Perrella & Associates, P.A.
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Perrella & Associates, P.A.
Pompano Beach, Florida
August 4, 2003
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